UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 16, 2010

Nexstar Broadcasting Group, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50478	23-3083125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5215 N. O’Connor Blvd., Suite 1400

Irving, Texas 75039

(Address of Principal Executive Offices, including Zip Code)

(972) 373-8800

(Registrant’s Telephone Number, including Area Code)

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 19, 2010, Nexstar Broadcasting Group, Inc. (the “Company”) announced that its wholly-owned subsidiary, Nexstar Broadcasting, Inc. (“Nexstar Broadcasting”), had received, pursuant to its previously announced cash tender offer and related consent solicitations for any and all of the outstanding 13% Senior Subordinated Payment-In-Kind Notes due 2014 (the “Notes”), the requisite consents to adopt proposed amendments to the indenture, as supplemented, under which the Notes were issued. The tender offer and consent solicitation are being made upon the terms and conditions set forth in an Offer to Purchase and Consent Solicitation Statement dated April 5, 2010.

As of 5:00 p.m. New York City time, on April 16, 2010, holders of 82.47% of the Notes had tendered their Notes in the tender offer and consented to the proposed amendments to the Indenture.

In conjunction with receiving the requisite consents, Nexstar Broadcasting entered into the second supplemental indenture (the “Second Supplemental Indenture”) to the Indenture, dated as of June 30, 2008, by and among Nexstar Broadcasting and The Bank of New York Mellon, as trustee (the “Original Indenture”), as supplemented by the first supplemental indenture, dated as of June 30, 2008, by and among Nexstar Broadcasting, the Company, as guarantor, and The Bank of New York Mellon, as trustee (the “First Supplemental Indenture,” and together with the Original Indenture, the “Indenture”).

The Second Supplemental Indenture gives effect to the proposed amendments to the Indenture, which eliminate substantially all restrictive covenants and certain event of default provisions in the Indenture. The amendments contained in the Second Supplemental Indenture will not become operative until Nexstar Broadcasting accepts for purchase the Notes tendered in the tender offer and consent solicitation.

Item 8.01	Other Events.

On April 19, 2010, the Company issued a press release relating to the matters disclosed in this Current Report on Form 8-K. A copy of the press release is filed and attached hereto as Exhibit 99.1 and incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release, dated April 19, 2010, announcing Receipt of Required Consents and Second Supplemental Indenture.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXSTAR BROADCASTING GROUP, INC.

Dated: April 19, 2010
	By:	/S/ THOMAS E. CARTER
	Name:	Thomas E. Carter
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated April 19, 2010, announcing Receipt of Required Consents and Second Supplemental Indenture.